EXHIBIT 99.1

For Information
Brent A. Collins
303-861-8140

FOR IMMEDIATE RELEASE

ST. MARY TO PRESENT AT PRITCHARD CAPITAL PARTNERS CONFERENCE

DENVER, January 9, 2009 – St. Mary Land & Exploration Company (NYSE: SM) announces that the Company's Executive Vice President and Chief Operating Officer, Jay Ottoson, will present at Pritchard Capital Partners’ Energize 2009 Conference at 10:55 am pacific time on Tuesday, January 13, 2009, at the Westin Market Street, located at 50 Third Street, San Francisco, CA.  A copy of the presentation will be available on the Company's website beginning Monday, January 12, 2009 at www.stmaryland.com.